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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 5, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                       0-27423                 51-0391303
(State of incorporation)      (Commission File Number)       (IRS Employer
                                                            Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                             1 KOZHEVNICHESKY PROEZD
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

     Golden Telecom, Inc.'s ("GTI") designated representatives will participate in a press conference in Moscow, Russia on December 5, 2003 to discuss the acquisition of 100% of OAO Comincom, which was finalized on December 1, 2003.

     Attached hereto as Exhibit 99.1 is GTI's Presentation on the acquisition of OAO Comincom.

     Certain statements contained in this presentation as described above or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements. Such statements include the expected benefits of the integration of Comincom/Combellga into our operations, including better client services and increased profitability. It is important to note that GTI's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include our ability to successfully integrate Comincom/Combellga into our operations in the manner we anticipate, our ability to retain the customers of Comincom and Combellga, political, economic and regulatory developments in Russia, Ukraine and Kazakhstan, and increasing competition that may limit growth opportunities. All forward looking statements are made as of December 5, 2003 and GTI disclaims any duty to update such statements. Additional information concerning the factors that could cause actual results to differ materially from those projected in the forward looking statements is contained in the GTI's annual report on Form 10-K for the year ended December 31, 2002, quarterly reports on Form 10-Q and current reports on Form 8-K filed in 2003 with the U.S. Securities and Exchange Commission ("SEC") and other filings with the SEC made in 2003. Copies of these filings may be obtained by contacting GTI or the SEC.

Item 7.  Exhibits.

(c)  Exhibits

 DESIGNATION        DESCRIPTION OF EXHIBIT

     99.1           Golden Telecom, Inc.'s Presentation on the acquisition of
                    OAO Comincom.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   GOLDEN TELECOM, INC.
                                                   (Registrant)

                                                   By: /s/ DAVID STEWART
                                                       -------------------------
                                                   Name:  David Stewart
                                                   Title: Chief Financial
                                                          Officer and Treasurer


Date:  December 5, 2003


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                                 EXHIBIT INDEX

 DESIGNATION        DESCRIPTION OF EXHIBIT
 -----------        ----------------------
     99.1           Golden Telecom, Inc.'s Presentation on the acquisition of
                    OAO Comincom.